Exhibit 10.1.7

                                      FIRST
                                  AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                      CBL & ASSOCIATES LIMITED PARTNERSHIP
------------------------------------------------------------------------------
                          Dated as of November 16, 2005
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         THIS FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED AGREEMENT OF
LIMITED PARTNERSHIP OF CBL & ASSOCIATES LIMITED PARTNERSHIP (this "Amendment") is hereby adopted by CBL Holdings I, Inc., a Delaware corporation (the "General Partner"), as the general partner of CBL & Associates Limited Partnership, a Delaware limited partnership (the "Partnership"), and by CBL Holdings II, Inc., a Delaware corporation, a limited partner of the Partnership representing a Majority-In-Interest of the Limited Partners of the Partnership (the "Limited Partner"). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Third Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership, dated as of June 15, 2005 (the "Agreement").

         WHEREAS, the General Partner desires to establish and set forth the terms of a new series of Partnership Units designated as Series K Special Common Units (the "K-SCUs").

         WHEREAS, Section 4.4(a) of the Agreement grants the General Partner authority to cause the Partnership to issue Partnership Units in the Partnership to any Person in one or more classes or series, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as may be determined by the General Partner in its sole and absolute discretion so long as the issuance does not violate Section 9.3 of the Agreement.

         WHEREAS, the General Partner desires to amend the Agreement to, among other things, set forth the terms of the K-SCUs.

         WHEREAS, Sections 4.4(a) and 14.7(b) of the Agreement grant the General Partner power and authority to amend the Agreement (including, without limitation, the distribution and allocation provisions thereof) without the consent of any of the Partnership's Limited Partners to evidence any action taken by the General Partner pursuant to Section 4.4(a) and to set forth the rights, powers and duties of the holders of any Additional Units issued pursuant to Section 4.4(a).

         WHEREAS, Section 14.7(a) of the Agreement provides for the amendment of the Agreement with the approval of the General Partner and the Consent of the Limited Partners, subject to the limitations set forth therein.

         NOW, THEREFORE, the General Partner, with the Consent of the Limited Partners, hereby amends the Agreement as follows:

     1. Section 1.1 of the Agreement is hereby amended and supplemented as set forth below:

                (a) The following definitions are hereby deleted and replaced with the following:
                  "Common Unit Conversion Factor" shall mean 1.0, provided, that, in the event that the Partnership (i) makes a distribution to all holders of its Common Units in Common Units (other than a distribution of Common Units pursuant to an offer to all holders of Common Units, SCUs S-SCUs, L-SCUs, and K-SCUs permitting each to elect to receive a distribution in Common Units in lieu of a cash distribution (such a distribution of Common Units is referred to herein as a "Distribution of Common Units in Lieu of Cash")), (ii) subdivides or splits its outstanding Common Units (which shall expressly exclude any Distribution of Common Units in Lieu of
                  Cash), or (iii) combines or reverse splits its outstanding Common Units into a smaller number of Common Units (in each case, without making a comparable distribution, subdivision, split, combination or reverse split with respect to the SCUs, S-SCUs, L-SCUs or K-SCUs), the Common Unit Conversion Factor in effect immediately preceding such event shall be adjusted by multiplying the Common Unit Conversion Factor by a fraction, the numerator of which shall be the number of Common Units issued and outstanding on the record date for such distribution, subdivision, split, combination or reverse split (assuming for such purposes that such distribution, subdivision, split, combination or reverse split occurred as of such time), and the denominator of which shall be the actual number of Common Units (determined without the above assumption) issued and outstanding on the record date for such distribution, subdivision, split, combination or reverse split. Any adjustment to the Common Unit Conversion Factor shall become effective immediately after the record date for such event in the case of a distribution or the effective date in the case of a subdivision, split, combination or reverse split.

                  "Common Stock Amount" shall mean, with respect to any number of Common Units, SCUs, S-SCUs, L-SCUs or K-SCUs, the number of shares of Common Stock equal to such number of Common Units, SCUs, S-SCUs, L-SCUs or K-SCUs, as the case may be, multiplied by the Conversion Factor; provided, however, that in the event that the Company issues to all holders of Common Stock rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase additional Common Stock, or any other securities or property of the Company, the value of which is not included in the first sentence of the definition of Closing Price of the shares of Common Stock (collectively, "additional rights"), other than a right to receive a dividend or other distribution of Common Stock that corresponds to Common Units issued to the Company pursuant to a Distribution of Common Units in Lieu of Cash, then the Common Stock Amount shall also include, other than with respect to any Common Units, SCUs, S-SCUs, L-SCUs or K-SCUs "beneficially owned" by an "Acquiring Person" (as such terms are defined in the Company's Rights Agreement, dated as of April 30, 1999, as amended and as it may be further amended from time to time, and any successor agreement thereto), such additional rights that a holder of that number of shares of Common Stock would be entitled to receive.

                  "Conversion Factor" shall mean 1.0, provided that in the event that the Company (i) pays a dividend on its outstanding shares of Common Stock in shares of Common Stock or makes a distribution to all holders of its outstanding Common Stock in shares of Common Stock (in either case other than a dividend or other distribution of shares of Common Stock that corresponds to Common Units issued to the Company pursuant to a Dividend of Common Units in Lieu of Cash), (ii) subdivides or splits its outstanding shares of Common Stock, or (iii) combines or reverse splits its outstanding shares of Common Stock into a smaller number of shares of Common Stock (in each case, without making a comparable dividend, distribution, subdivision, split, combination or reverse split with respect to the Common Units, the SCUs, S-SCUs, L-SCUs or K-SCUs), the Conversion Factor in effect immediately preceding such event shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding on the record date for such dividend, distribution, subdivision, split, combination or reverse split (assuming for such purposes that such dividend, distribution, subdivision, split, combination or reverse split occurred as of such time), and the denominator of which shall be the actual number of shares of Common Stock (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision, split, combination or reverse split. Any adjustment to the Conversion Factor shall become effective immediately after the record date for such event in the case of a dividend or distribution or the effective date in the case of a subdivision, split, combination or reverse split.

                  "Partnership Units" shall mean the Common Units, the Preferred Units, the SCUs, the S-SCUs, the L-SCUs and the K-SCUs.

(b) The following definitions are hereby added to Section 1.1 of the Agreement: "K-SCUs" shall have the meaning set forth in Exhibit K.

                  "K-SCU Basic Distribution Amount" shall mean, with respect to an K-SCU, $.7125/quarter and, commencing with the fifth full calendar quarter following the issuance of the K-SCUs, $.7422/quarter; provided, however, that such amount will be adjusted appropriately to account for any unit splits, combinations or other similar events with respect to the K-SCUs

                  "Series K Exchange Notice" shall have the meaning set forth in Exhibit K


                  "Series K Exchange Rights" shall have the meaning set forth in Exhibit K.

                  "Series K Offered Units" shall have the meaning set forth in Exhibit K.

     2. Pursuant to Sections 4.5 and 7.8 of the Agreement, upon execution of a Limited Partner Acceptance of the Partnership Agreement in the form attached hereto as Attachment 1 (a "Limited Partner Acceptance") or by causing a Limited Partner Acceptance to be executed on its behalf, each initial holder of K-SCUs automatically will be admitted as an Additional Partner of the Partnership, without any further action or approval and the General Partner hereby agrees to cause the names of such recipients to be recorded on the books and records of the Partnership on the date of such admission.

     3. Sections 6.2(d), 6.2(e), 6.2(f) and 6.2(g) of the Agreement are hereby renumbered as Sections 6.2(e), 6.2(f), 6.2(g) and 6.2(h), respectively, and cross references to those provisions in other provisions of this Agreement shall be deemed amended accordingly to the extent not expressly amended hereby.

     4. The following shall be added as new Section 6.2(d) of the Agreement:

                  "(d) Distributions shall also be made in accordance with the following order of priority:

                  (i) Concurrently, ratably and on parity with the distributions to holders of SCUs, S-SCUs and L-SCUs provided for under Sections 6.2(a)(iii), 6.2(b)(i) and 6.2(c)(i), respectively, to the extent that the amount of Net Cash Flow distributed to the holders of K-SCUs for any prior quarter was (for any reason, including as a result of Section 6.2(e), a lack of legally available funds or a decision by the General Partner not to make distributions for such quarter) less than the amount required to be distributed for such quarter on account of the K-SCUs pursuant to subparagraph (ii) below, and such shortfall has not been subsequently distributed pursuant to this Section 6.2(d)(i), Net Cash Flow shall be distributed to the holders of K-SCUs until they have received an amount per K-SCU, as applicable, necessary to satisfy such shortfall for all prior quarters of the current and all prior Partnership taxable years;"

                  "(ii) Concurrently, ratably and on parity with the distributions to holders of SCUs, S-SCUs and L-SCUs provided for under Sections 6.2(a)(iv), 6.2(b)(ii) and 6.2(c)(ii), Net Cash Flow shall be distributed among the holders of K-SCUs until they have received for the quarter to which the distribution relates an amount for each outstanding K-SCU equal to the applicable K-SCU Basic Distribution Amount;

                  (iii) Concurrently, ratably and on parity with the distributions to holders of SCUs, S-SCUs, L-SCUs and Common Units provided for under Sections 6.2(a)(v), 6.2(b)(iii) and 6.2(c)(iii), the balance of the Net Cash Flow to be distributed, if any, shall be distributed to holders of K-SCUs pro rata in accordance with their proportionate ownership of the aggregate number of SCUs, S-SCUs, L-SCUs, K-SCUs and Common Units outstanding (counting each SCU, S-SCU, L-SCU or K-SCU as the number of Common Units into which it is convertible pursuant to the terms of Exhibit E, Exhibit H, Exhibit J or Exhibit K, as applicable), provided, however, that such distribution to the holders of K-SCUs shall:

                           (A) be made only after the quarterly distributions on account of each Common Unit under Section 6.2(a)(v) for each of the four previous consecutive quarters shall have been greater than the applicable K-SCU Basic Distribution Amount in each of such quarters; and

                           (B) be reduced by the amount of the distribution made to such Holders on account of their K-SCUs with respect to such quarter pursuant to subparagraph
                           (d)(ii) above and the reduction will be allocated among the holders of K-SCUs pro rata in accordance with their respective percentage interests in the total number of K-SCUs then outstanding.

                  (iv) Notwithstanding the foregoing, all distributions pursuant to this Section 6.2(d) shall remain subject to the provisions of (i) each Certificate of Designation for any class or series of Preferred Units, (ii) Exhibit E hereto with respect to the SCUs, (iii) Exhibit H hereto with respect to the S-SCUs, (iv) Exhibit J hereto with respect to the L-SCUs, and (v) Exhibit K hereto with respect to the K-SCUs.

     5. New Section 6.2(f) (formerly Section 6.2(e) is hereby amended and replaced with the following:

                  (f) Notwithstanding the foregoing, all distributions pursuant to this Section 6.2 shall remain subject to the provisions of the Certificate of Designation for each class or series of Preferred Units set forth in Exhibit B hereto, Exhibit E hereto with respect to the SCUs, Exhibit H hereto with respect to the S-SCUs, Exhibit J hereto with respect to the L-SCUs and Exhibit K hereto with respect to the K-SCUs.

     6. Section 6.6 of the Agreement shall be amended by replacing the words "(or Series J, Series S or Series L Exchange Rights)" with the words "(or Series J, Series S, Series L or Series K Exchange Rights)".

     7. The last sentence of Section 8.2 of the Agreement is hereby deleted and replaced in its entirety with the following:

                  "Notwithstanding the foregoing, all distributions pursuant to this Section 8.2 shall remain subject to the provisions of (i) the Certificate of Designation for each class or series of Preferred Units set forth in Exhibit B hereto; (ii) Exhibit E hereto with respect to the SCUs; (iii) Exhibit H hereto with respect to the S-SCUs; (iv) Exhibit J hereto with respect to the L-SCUs; and (v) Exhibit K hereto with respect to the K-SCUs."

     8. The following paragraph is added as Section 9.2(f) of the Agreement:

                  "(f) The applicable Approved Transfers permitted in Paragraph 8 of Exhibit K hereto shall also be available, mutatis mutandis, to holders of any Common Units issued in exchange for or upon the redemption of K-SCUs."

     9. Exhibit A of the Agreement is hereby deleted and is replaced in its entirety by new Exhibit A attached hereto as Attachment 2.

     10. Exhibit C of the Agreement is hereby deleted and is replaced in its entirety by new Exhibit C attached hereto as Attachment 3.

     11. Except as expressly amended hereby, the Agreement shall remain in full force and effect. [Signatures on Next Page]

                           [Signatures on Next Page]

         IN WITNESS WHEREOF, the General Partner has executed this Third Amendment as of the date first written above.

                                    CBL HOLDINGS I, INC.


                                    By: /s/ John N. Foy
                                        --------------------------------------
                                        Name:      John n. Foy
                                             Title: Vice Chairman of the Board
                                                    and Chief Financial Officer

Accepted and Agreed:

CBL & ASSOCIATES PROPERTIES, INC.


By:/s/ John N. Foy
   --------------------------------------------------
     Name:    John N. Foy
     Title:   Vice Chairman of the Board and
              Chief Financial Officer


Consented to:

CBL HOLDINGS II, INC.


By:/s/  John N. Foy
   --------------------------------------------------
     Name:    John N. Foy
     Title:   Chairman of the board and Chief
              Financial Officer

                                                                   Attachment 1

                                     Form of
                            Acknowledgement Regarding
                        Issuance of Partnership Interests
                     and Assumption of Partnership Agreement

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned partnership, CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership having an address of CBL Center, 2030 Hamilton Place Boulevard, Suite 500, Chattanooga, Tennessee 37421 (the "Partnership"), does hereby acknowledge that there has been acquired by and issued to _____________________, a _______________ having an address of
__________________ ("Contributor"), the partnership interests denoted as Series K Special Common Units ("K-SCUs") containing the terms and characteristics and as described on Schedule A, attached hereto and made a part hereof, being interests as a limited partner in and of the Partnership on the books of the Partnership, together with any and all right, title and interest in any property, both real and personal, to which the K-SCUs relate and any other rights, privileges and benefits appertaining thereto. The Partnership and Contributor acknowledge that the issuance of the K-SCUs to Contributor (i) is in consideration for Contributor's contribution of certain limited liability company interests in ________________ to the capital of the Partnership as set forth in that certain Contribution Agreement among Contributor, the Partnership and Eastland Investments, L.P. and other contributors dated October 17, 2005 (the "Contribution Agreement"), and (ii) is being made in accordance with, and subject to the parties' respective representations and warranties contained in the Contribution Agreement.

         Contributor further acknowledges by execution hereof that the issuance of the K-SCUs to, and the acquisition and ownership of the K-SCUs by, Contributor is subject to all of the terms and conditions of the Third Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership dated June 15, 2005, as amended by the First Amendment to Third Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership dated as of November 16, 2005 and as the same may be further amended from time to time (the "OP Agreement"), and Contributor, by execution of this Acknowledgement, agrees to abide by and be bound by all of the terms and conditions of the OP Agreement as a limited partner and holder of K-SCUs of the Partnership.

                                                        ATTACHMENT 1 CONTINUED

     IN WITNESS WHEREOF, the Partnership and Contributor have executed this Acknowledgement as of the _____ day of __________, 2005.

                          PARTNERSHIP:   CBL & ASSOCIATES LIMITED PARTNERSHIP
                                         a Delaware limited partnership

                                         By:      CBL Holdings I, Inc.,
                                                   its general partner

                                                  By: _________________________
                                                  Name: _______________________
                                                  Title: ______________________



                                   ACCEPTANCE

         The Contributor hereby acknowledges its acceptance of the K-SCUs and agrees to be bound by and subject at all times to all of the terms and conditions of the OP Agreement, which Agreement is incorporated herein by reference, as a limited partner and holder of K-SCUs of the Partnership.

         DATED as of the _____ day of __________, 2005.

                         CONTRIBUTOR:   ______________________________________ ,

                                        a ____________________________________


                                        By: _______________________________
                                        Name:  ____________________________
                                        Title:  _____________________________

                                                        ATTACHMENT 1 CONTINUED

                                   SCHEDULE A

                          DESCRIPTION OF THE INTERESTS

                          [to be attached as Exhibit K]

                                    EXHIBIT K


                                      TERMS
                                       OF
                          SERIES K SPECIAL COMMON UNITS
                                       OF
                      CBL & ASSOCIATES LIMITED PARTNERSHIP
                          (the "Operating Partnership")
                         Pursuant to Section 4.4 of the
               Third Amended and Restated Partnership Agreement of
                            the Operating Partnership


         WHEREAS, Section 4.4 of the Third Amended and Restated Partnership Agreement of the Operating Partnership, dated June 15, 2005 (as amended by a First Amendment, dated November 16, 2005, and as the same may hereafter be amended as permitted therein and herein, the "Partnership Agreement") grants CBL Holdings I, Inc., the general partner of the Operating Partnership (the "General Partner"), authority to cause the Operating Partnership to issue interests in the Operating Partnership to persons other than the General Partner in one or more classes or series, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as may be determined by the General Partner in its sole and absolute discretion. (For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Partnership Agreement.)

         NOW THEREFORE, the General Partner hereby designates a series of priority units and fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such priority units, as follows:

         Section 1. Designation and Amount. The units of such series shall be designated "Series K Special Common Units" (the "K-SCUs") and the number of units constituting such series shall initially be 1,144,924. The Operating Partnership may not issue any additional K-SCUs unless (i) the issuance is required by the terms hereof, or (ii) it has obtained the prior written consent of the holders of record of a majority of the outstanding K-SCUs ("Majority Holders"). The rights and obligations of the K-SCUs shall be as set forth herein (to the extent not inconsistent with the Partnership Agreement) and in the Partnership Agreement. Nothing in the foregoing shall be deemed to limit the right and power of the General Partner to cause the Operating Partnership to issue securities otherwise designated to the fullest extent permitted under the terms of the Partnership Agreement and this Exhibit K.

                                                        ATTACHMENT 1 CONTINUED

         Section 2.  Distribution Rights.

         (a) Holders of K-SCUs shall be entitled to receive, when, as and if declared by the General Partner distributions with respect to the K-SCUs in the manner and to the fullest extent set forth in the Partnership Agreement.

         (b) Distributions with respect to the K-SCUs shall be payable on the dates designated by the General Partner for the payment of distributions to the holders of Common Units. Any distribution payable on the K-SCUs for the quarter in which the K-SCUs are first issued will be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable to holders of record of the K-SCUs as they appear in the records of the Operating Partnership at the close of business on the applicable record date, which shall be the record date designated by the General Partner for the payment of distributions for such quarter to the holders of Common Units.

         (c) At such time, if any, as there is any distribution shortfall with respect to the K-SCUs as described in Section 6.2(d)(i) of the Partnership Agreement, none of the Operating Partnership, the General Partner or the REIT will redeem, purchase or otherwise acquire for any consideration (or any moneys be paid to or made available for any sinking fund for the redemption of any such units) any Common Units or any other units of interest in the Partnership that by their terms rank junior as to distributions to the rights of the K-SCUs (except by conversion into or exchange for shares of Common Stock of the REIT or other units of the Operating Partnership ranking junior to the K-SCUs as to distributions).

         (d) Distributions with respect to the K-SCUs are intended to qualify as permitted distributions of cash that are not treated as a disguised sale within the meaning of Treasury Regulation 1.707-4, and the provisions of this Exhibit K shall be construed and applied consistent with such Treasury Regulations.

         Section 3. Special Distribution upon Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Operating Partnership, the holders of K-SCUs shall be entitled to be paid out of the assets of the Operating Partnership legally available for distribution to its unit holders an amount equal to any distribution shortfall with respect to the K-SCUs described in Section 6.2(d)(i) of the Partnership Agreement, before any distribution or payment shall be made to holders of Common Units or any other series of Partnership Units ranking junior to the K-SCUs as to liquidation rights. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, the available assets of the Operating Partnership are insufficient to pay such amount on all outstanding K-SCUs, then the holders of the K-SCUs shall share ratably in any such distribution of assets, based on the number of K-SCUs held by each such holder. Holders of K-SCUs shall be entitled to written notice of any such liquidation. In addition, upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Operating Partnership, after any such distribution shortfall on account of the K-SCUs shall have been paid in cash, the K-SCUs shall be treated as if they had been exchanged for Common Units pursuant to the terms of Paragraph 7(b) hereof. The consolidation or merger of the Operating Partnership with or into any partnership, limited

                                                        ATTACHMENT 1 CONTINUED

liability company, corporation, trust or other entity shall not be deemed to constitute a liquidation, dissolution or winding-up of the Operating Partnership.

         Section 4.  Optional Redemption.

         (a) At any time after the occurrence of both (i) November 16, 2015 and
(ii) achievement by the Operating Partnership of the Distribution Benchmark, the Operating Partnership, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, may redeem the K-SCUs, in whole or in part, on the first Business Day following any record date established for the determination of parties entitled to receive any distributions being made to holders of K-SCUs. Such redemption shall be made by (i) paying in cash to the holders of K-SCUs with respect to their K-SCUs being redeemed, any distribution shortfall with respect to the K-SCUs described in Section 6.2(d)(i) of the Partnership Agreement outstanding on the date of redemption (whether or not declared) and (ii) issuing to the holders thereof a number of Common Units equal to the Common Unit Amount. If fewer than all of the outstanding K-SCUs are to be redeemed, the K-SCUs to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional units) or by lot or by any other equitable method determined by the Operating Partnership. Holders of K-SCUs to be redeemed shall surrender the certificates evidencing such K-SCUs, if any, at the place designated in the Operating Partnership's notice and shall be entitled to the distribution payments and Common Units described in the second sentence of this Paragraph 4(a) prior to or concurrently with such surrender. From and after the redemption date distributions shall cease to be payable with respect to such K-SCUs, such K-SCUs shall no longer be deemed outstanding and all rights of the holders of such units will terminate, except the right to receive the distribution payments and Common Units described in the second sentence of this Paragraph 4(a). For purposes hereof, the term "Distribution Benchmark" shall mean when the quarterly distributions paid over a period of four (4) consecutive quarters pursuant to Sections 6.2(d)(ii) and (iii) of the Partnership Agreement per K-SCU then outstanding shall have equaled or exceeded the K-SCU Basic Distribution Amount.

         (b) Notwithstanding the provisions of Paragraph 4(a) above, unless full cumulative distributions on all K-SCUs shall have been or contemporaneously are paid in cash or a sum sufficient for the payment thereof in cash set apart for payment for all past distribution periods and the then current distribution period or portion thereof, no K-SCUs shall be redeemed unless all outstanding units of K-SCUs are simultaneously redeemed.

         (c) Notice of redemption pursuant to Paragraph 4(a) above shall be mailed by the Operating Partnership by registered mail, return receipt requested, not less than thirty (30) nor more than sixty (60) days prior to the redemption date, addressed to the respective holders of record of the K-SCUs to be redeemed at their respective addresses as they appear on the records of the Operating Partnership. Failure to give such notice or any defect thereto or in the mailing thereof shall not affect the validity of the proceedings for the redemption of any K-SCUs. Each notice shall state (i) the redemption date; (ii) the total number of K-SCUs to be redeemed and the number of K-SCUs held by such holder to be redeemed; (iii) the Common Unit Amount; (iv) the place or places where K-SCUs are to be surrendered for payment of any distribution shortfall with respect to the K-SCUs described in Section 6.2(d)(i) of the Partnership Agreement

                                                        ATTACHMENT 1 CONTINUED

outstanding thereon and the issuance of a number of Common Units equal to the Common Unit Amount; and (v) that distributions on the K-SCUs to be redeemed shall cease to be payable on such redemption date.

         (d) All K-SCUs redeemed pursuant to this Paragraph 4 shall be deemed retired and terminated from and after the redemption date.

         (e) The K-SCUs shall have no stated maturity and shall not be subject to any sinking fund or mandatory redemption except as otherwise provided in this
Section 4.

         (f) As used herein, the term "Common Unit Amount" shall mean, with respect to any number of K-SCUs, the number of Common Units equal to such number of K-SCUs multiplied by the Common Unit Conversion Factor; provided, however, that in the event that the Operating Partnership issues to all holders of Common Units rights, options, warrants or convertible or exchangeable securities entitling such holders to subscribe for or purchase additional Common Units, or any other securities or property of the Operating Partnership (collectively, "Common Unit Additional Rights"), other than a right to receive Common Units pursuant to a Distribution of Common Units in Lieu of Cash (as defined below), then the Common Unit Amount shall also include (other than with respect to any Common Units or K-SCUs "beneficially owned" by an "Acquiring Person" (as those terms are defined in the Company's Rights Agreement, dated as of April 30, 1999, as amended through the date hereof and as it may be further amended from time to time, and any successor agreement thereof (collectively, the "Rights Agreement"))), such Common Unit Additional Rights that a holder of that number of Common Units would be entitled to receive. As used herein, the term "Common Unit Conversion Factor" shall mean 1.0, provided, that, in the event that the Operating Partnership (i) makes a distribution to all holders of its Common Units in Common Units (other than a distribution of Common Units pursuant to an offer to all holders of Common Units and K-SCUs permitting each to elect to receive a distribution in Common Units in lieu of a cash distribution (such a distribution of Common Units is referred to herein as a "Distribution of Common Units in Lieu of Cash")), (ii) subdivides or splits its outstanding Common Units (which shall expressly exclude any Distribution of Common Units in Lieu of Cash, but which may include any other distribution of Common Units), or (iii) combines or reverse splits its outstanding Common Units into a smaller number of Common Units (in each case, without making a comparable distribution, subdivision, split, combination or reverse split with respect to the K-SCUs), the Common Unit Conversion Factor in effect immediately preceding such event shall be adjusted by multiplying the Common Unit Conversion Factor by a fraction, the numerator of which shall be the number of Common Units issued and outstanding on the record date for such distribution, subdivision, split, combination or reverse split (assuming for such purposes that such distribution, subdivision, split, combination or reverse split occurred as of such time), and the denominator of which shall be the actual number of Common Units (determined without the above assumption) issued and outstanding on the record date for such distribution, subdivision, split, combination or reverse split. Any adjustment to the Common Unit Conversion Factor shall become effective immediately after the record date for such event in the case of a distribution or the effective date in the case of a subdivision, split, combination or reverse split.

                                                        ATTACHMENT 1 CONTINUED

         Section 5.  Voting Rights.

         (a) Holders of the K-SCUs shall have the voting rights set forth herein and in the Partnership Agreement.

         (b) So long as any K-SCUs remain outstanding, the Operating Partnership shall not, without the affirmative vote or consent of the holders of a majority of the K-SCUs outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class):

         (i) undertake, consent to, or otherwise participate in or acquiesce to any recapitalization transaction (including, without limitation, an initial public offering, a merger, consolidation, other business combination, exchange, self-tender offer for all or substantially all of the Common Units, or sale or other disposition of all or substantially all of the Operating Partnership's assets) (each of the foregoing being referred to herein as a "Recapitalization Transaction") unless in connection with such a Recapitalization Transaction (x) either each K-SCU outstanding prior to the Recapitalization Transaction will (A) remain outstanding following the consummation of such Recapitalization Transaction without any amendment to the rights and obligations of holders of the K-SCUs that is materially adverse to the holders of K-SCUs (as reasonably determined by the Board of Directors of the Company) or (B) be converted into or exchanged for securities of the surviving entity having preferences, conversion and other rights, voting powers, restrictions, distribution rights and terms and conditions of redemption thereof materially no less favorable than those of a K-SCU under this Exhibit K and the Partnership Agreement (as reasonably determined by the Board of Directors of the Company), and
         (y) each holder of K-SCUs shall have the option to convert its K-SCUs into the amount and type of consideration and/or securities receivable by a holder of the number of Common Units into which such holder's K-SCUs could have been exchanged immediately prior to the consummation of the Recapitalization Transaction pursuant to Paragraph 6(b) hereof upon the consummation of the Recapitalization Transaction; or

         (ii) amend, alter or repeal the provisions of this Exhibit K or Section 6.2(d) of the Partnership Agreement, the provisions of Sections 9.2(a) or 9.2(f) as they apply to holders of K-SCUs or Common Units issued in respect thereof or the provisions of Section 9.2(b), in each case whether by merger, consolidation or otherwise, in a manner materially adverse to the holders of the K-SCUs (as reasonably determined by the Board of Directors of the Company);

it being understood that nothing in this Exhibit K, shall be deemed to limit the right of the Operating Partnership to issue securities to holders of any interests in the Operating Partnership that rank on a parity with or senior to the K-SCUs with respect to distribution rights and rights upon dissolution, liquidation or winding-up of the Operating Partnership or to amend, alter or repeal the terms of any such securities.

                                                        ATTACHMENT 1 CONTINUED

         (c) The holders of the K-SCUs shall have the right to vote with the holders of Common Units, as a single class, on any matter on which the holders of Common Units are entitled to vote.

         (d) The foregoing voting provisions of this Paragraph 5 shall not apply, and holders of the K-SCUs shall not be entitled to vote on matters relating, to K-SCUs that have been (i) the subject of a notice of redemption pursuant to Paragraph 4(a) hereof, or (ii) the subject of a Series K Exchange Notice pursuant to Paragraph 6(a) hereof.

         (e) In any matter in which the K-SCUs may vote as a class (as expressly provided herein or as may be required by law), each K-SCU shall be entitled to one vote. In any matter in which the K-SCUs may vote with the Common Units as a single class, each K-SCU shall be entitled to the number of votes equal to the number of Common Units issuable upon the exchange of one K-SCU pursuant to Paragraph 6(b) hereof.

         Section 6.  Exchange.

         (a) At any time following the issuance of the K-SCUs, subject to the remainder of this Paragraph 6, a holder of K-SCUs shall have the right (the "Series K Exchange Right") to exchange all or any portion of such holder's K-SCU's (the "Series K Offered Units") for Series K Exchange Consideration (as defined below), subject to the limitations contained in Paragraphs 6(c) and 6(d) below. Any such Series K Exchange Right shall be exercised pursuant to an exchange notice comparable to the Exchange Notice required under Exhibit D to the Partnership Agreement (such notice, a "Series K Exchange Notice") delivered to the Company by the Series K Exercising Holder.

         (b) The exchange consideration (the "Series K Exchange Consideration") payable by the Company to each Series K Exercising Holder shall be equal to the product of (x) the Common Stock Amount with respect to the Series K Offered Units multiplied by (y) the Current Per Share Market Price, each computed as of the date on which the Series K Exchange Notice was delivered to the Company. In connection with a Series K Exchange Notice delivered to the Company, the Series K Exchange Consideration shall, in the sole and absolute discretion of the Company, be paid in the form of (A) cash, or cashier's or certified check, or by wire transfer of immediately available funds to the Series K Exercising Holder's designated account or (B) subject to the applicable Ownership Limit, by the issuance by the Company of a number of shares of its Common Stock equal to the Common Stock Amount with respect to the Series K Offered Units or (C) subject to the applicable Ownership Limit, any combination of cash and Common Stock (valued at the Current Per Share Market Price). In addition to the Series K Exchange Consideration, concurrently with any exchange pursuant to this Paragraph 6, the Operating Partnership shall pay the Series K Exercising Holder cash in an amount equal to any distribution shortfall described in Section 6.2(d)(i) of the Partnership Agreement with respect to the Series K Offered Units outstanding on the date of the exchange.

         (c) Notwithstanding anything herein to the contrary, any Series K Exchange Right may only be exercised to the extent that, upon exercise of the Series K Exchange Right, assuming payment by the Company of the Series K Exchange Consideration in shares of Common Stock,

                                                        ATTACHMENT 1 CONTINUED

         the Series K
         Exercising Holder will not, on a cumulative basis, Beneficially Own or Constructively Own shares of Common Stock, including shares of Common Stock to be issued upon exercise of the Series K Exchange Right, in excess of the applicable Ownership Limit. If a Series K Exchange Notice is delivered to the Company but, as a result of the applicable Ownership Limit or as a result of restrictions contained in the certificate of incorporation of the Company, the Series K Exchange Right cannot be exercised in full as aforesaid, the Series K Exchange Notice shall be deemed to be modified to provide that the Series K Exchange Right shall be exercised only to the extent permitted under the applicable Ownership Limit under the certificate of incorporation of the Company, and the Series K Exchange Notice with respect to the remainder of such Series K Exchange Right shall be deemed to have been withdrawn.

         (d) Series K Exchange Rights may be exercised at any time after the date set forth in Paragraph 6(a) above and from time to time, provided, however, that,

         (i) except with the prior written consent of the General Partner, (x) only one (1) Series K Exchange Notice may be delivered by any holder to the Company during any consecutive twelve (12) month period; and (y) no Series K Exchange Notice may be delivered with respect to K-SCUs either
         (A) having a value of less than $500,000 calculated by multiplying the Common Stock Amount with respect to such K-SCUs by the Current Per Share Market Price or (B) if a holder does not own K-SCUs having a value of $500,000 or more, constituting less than all of the K-SCUs owned by such holder, and

         (ii) Series K Exchange Rights may only be exercised with respect to K-SCUs issued at least one year prior to delivery of the Exchange Notice.

         (e) Within thirty (30) days after receipt by the Company of a Series K Exchange Notice delivered in accordance with the requirements of Paragraph 6(a) hereof, the Company shall deliver to the Series K Exercising Holder a notice (a "Series K Election Notice"), which Series K Election Notice shall set forth the computation of the Series K Exchange Consideration and, in the case of a Series K Election Notice delivered by the Company, shall specify the form of the Series K Exchange Consideration (which shall be in accordance with Paragraph 6(b) hereof), to be paid by the Company to such Series K Exercising Holder and the date, time and location for completion of the purchase and sale of the Series K Offered Units, which date shall, to the extent required, in no event be more than (A) in the case of Series K Offered Units with respect to which the Company has elected to pay the Series K Exchange Consideration by issuance of shares of Common Stock, ten (10) days after the delivery by the Company of the Series K Election Notice for the Series K Offered Units or (B) in the case of Series K Offered Units with respect to which the Company has elected to pay the Series K Exchange Consideration in cash, sixty (60) days after the initial date of receipt by the Company of the Series K Exchange Notice for such Series K Offered Units; provided, however, that such sixty (60) day period may be extended for an additional sixty (60) day period to the extent required for the Company to cause additional shares of its Common Stock to be issued or indebtedness to be incurred to provide financing to be used to acquire the Series K Offered Units. If the Company has delivered a Series K Election Notice to the Series K Exercising Holder with respect to a Series K Exchange Notice, the Series K Exchange Notice may not be withdrawn or modified by the Series K Exercising Holder (except to the extent of any deemed modification required by Section 6(c)

                                                        ATTACHMENT 1 CONTINUED

         above) without the consent of the General
         Partner. Similarly, if the Company delivers a Series K Election Notice to a Series K Exercising Holder, the Company may not modify the Series K Election Notice without the consent of the Series K Exercising Holder.

         (f) At the closing of the Exchange of Series K Offered Units, payment of the Series K Exchange Consideration shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the Series K Exercising Holder with respect to (x) its due authority to sell all of the right, title and interest in and to such Series K Offered Units to the Company, (y) the status of the Series K Offered Units being sold, free and clear of all Liens and (z) its intent to acquire the Common Stock for investment purposes and not for distribution, and (B) the Company, with respect to due authority for the purchase of such Series K Offered Units, and (ii) to the extent that any shares of Common Stock are issued in payment of the Series K Exchange Consideration or any portion thereof, (A) an opinion of counsel for the Company, reasonably satisfactory to the Series K Exercising Holder, to the effect that (I) such shares of Common Stock or Common Units, as applicable, have been duly authorized, are validly issued, fully-paid and non-assessable and (II) if shares of Common Stock are issued, that the issuance of such shares will not violate the applicable Ownership Limit, and (B) a stock certificate or certificates evidencing the shares of Common Stock to be issued and registered in the name of the Series K Exercising Holder or its designee, with an appropriate legend reflecting that such shares or units are not registered under the Securities Act of 1933, as amended, and may not be offered or sold unless registered pursuant to the provisions of such act or an exemption therefrom is available as confirmed by an opinion of counsel satisfactory to the Company
         .
         (g) To facilitate the Company's ability to fully perform its obligations hereunder, the Company covenants and agrees, for the benefit of the holders from time to time of K-SCUs, as follows:

         (i) At all times during the pendency of the Series K Exchange Rights, the Company shall reserve for issuance such number of shares of Common Stock as may be necessary to enable the Company to issue such shares in full payment of the Series K Exchange Consideration in regard to all K-SCUs which are from time to time outstanding.

         (ii) Each holder of K-SCUs, upon request, shall be entitled to receive from the Operating Partnership in a timely manner all communications subsequently transmitted from time to time by the Company to its shareholders generally.

         (h) All Series K Offered Units tendered to the Company in accordance with the exercise of Series K Exchange Rights shall be delivered to the Company free and clear of all Liens and should any Liens exist or arise with respect to such Units, the Company shall be under no obligation to acquire the same unless, in connection with such acquisition, the Company has elected to pay such portion of the Series K Exchange Consideration in the form of cash consideration in circumstances where such consideration will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of such consideration, and the Company is expressly authorized to apply such portion of the Series K Exchange Consideration as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. In the

                                                        ATTACHMENT 1 CONTINUED

         event any state or local property transfer tax is payable as a result of the transfer of Series K Offered Units to the Company, the transferring holder thereof shall assume and pay such transfer tax.

         (i) In the event that the Company shall be a party to any transaction (including, without limitation, a merger, consolidation or statutory share exchange with respect to the Common Stock), in each case as a result of which shares of Common Stock are converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), the Series K Exchange Consideration payable thereafter by the Company pursuant to clauses (B) and (C) of Paragraph 6(b) in lieu of a share of Common Stock shall be the kind and amount of shares of capital stock and other securities and property (including cash or any combination thereof) that was received upon consummation of such transaction in return for one share of Common Stock, and the Series K Exchange Consideration payable by the Operating Partnership pursuant to the last sentence of Paragraph 6(b) shall be adjusted accordingly.

         (j) As of the date hereof (i) the Conversion Factor is 1.0 and (ii) the Common Unit Conversion Factor is 1.0.

         (k) The provisions of Article XI and Exhibit D of the Partnership Agreement shall apply to any Common Units received in exchange for, or upon the redemption of, any K-SCUs in accordance with the terms of this Exhibit K.

         Section 7.  Restrictions on Transfer.

         (a) In addition to Transfers permitted pursuant to Article IX of the Partnership Agreement, but subject to Section 9.3 of the Partnership Agreement, the General Partner hereby consents to (i) an Approved Transfer of K-SCUs, and
(ii) the admission of any transferee of a K-SCU pursuant to any Approved Transfer as a Substituted Limited Partner (and the conditions set forth in Section 9.2 of the Partnership Agreement for such admission will be deemed satisfied) upon the filing with the Operating Partnership of (A) a duly executed and acknowledged instrument of assignment between the transferor and the transferee specifying the K-SCUs being assigned, setting forth the intention of the transferor that such transferee succeed to the transferor's interest as a Limited Partner with respect to the K-SCUs being assigned and agreement of the transferee assuming all of the obligations of a Limited Partner under the Partnership Agreement with respect to such transferred K-SCUs accruing from and after the date of transfer, (B) a duly executed and acknowledged instrument by which the transferee confirms to the Operating Partnership that it accepts and adopts the provisions of the Partnership Agreement applicable to a Limited Partner and (C) any other instruments reasonably required by the General Partner and payment by the transferor of a transfer fee to the Operating Partnership sufficient to cover the reasonable expenses of the transfer, if any.

         (b) For the purposes of this Paragraph 7, an "Approved Transfer" shall mean (i) any pledge by an initial holder of K-SCUs or any permitted transferee thereof to an institutional lender as security for a bona fide obligation of the holder, and any transfer to any such pledgee or any designee thereof or purchaser therefrom following a default in the obligation secured by such

                                                        ATTACHMENT 1 CONTINUED

pledge, or (ii) any transfer by a limited liability company or partnership that is an initial holder of K-SCUs to one of its members or partners in partial or complete redemption of their interest in such holder (a "Redeemed Transferee") provided that such Redeemed Transferee was a member or partner of such initial holder upon its acquisition of the K-SCUs and provided further that such transfer is made in conjunction with the delivery of a Series K Exchange Notice with respect to all such transferred K-SCUs.

         Section 8. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

         Section 9. Severability of Provisions. If any rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the K-SCUs set forth in the Partnership Agreement and this Exhibit K are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of K-SCUs set forth in the Partnership Agreement which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the K-SCUs herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

         Section 10. Preemptive Rights. No holder of K-SCUs shall be entitled to any preemptive rights to subscribe for or acquire any unissued units of the Operating Partnership (whether now or hereafter authorized) or securities of the Operating Partnership convertible into or carrying a right to subscribe to or acquire units of the Operating Partnership.


                            [Signature on Next Page]

                                                        ATTACHMENT 1 CONTINUED

         IN WITNESS WHEREOF, CBL Holdings I, Inc., solely in its capacity as the general partner of the Operating Partnership, has caused this Terms of Series K Special Common Units to be duly executed by its duly authorized officer this 16th day of November, 2005.





                                       CBL HOLDINGS I, INC.

                                       By:/s/ John N. Foy
                                          -----------------------------------
                                       Name:  John N. Foy
                                       Title:  Vice Chairman of the Board and
                                                Chief Financial Officer

Acknowledged and Agreed:

CBL & ASSOCIATES PROPERTIES, INC.

By:/s/  John N. Foy__________________________
   ----------------
Name:  John N. Foy
Title:  Vice Chairman of the Board and Chief
       Financial Officer

                                                        ATTACHMENT 1 CONTINUED


                                                                     Exhibit K
                                                                  Attachment 1
                       Original Holders and Record Holders


               Original Holder                               Record Holder                     Number of K-SCUs
----------------------------------------------- ---------------------------------------- -----------------------------
MD Associates, Inc.                                              Same                               8,120

Irene Drieseszun, Trustee, Irene Drieseszun                      Same                              267,983
Restated Trust dated June 3, 1994, as amended

Oak Fing, LLC                                                    Same                              301,493

Saleto, LLC                                                      Same                               50,246

BF Partners, LP                                                  Same                              268,005

BFIP Associates, LP                                              Same                              163,241

East Fing, LLC                                                   Same                               57,224

Tolesa, LLC                                                      Same                               28,612

                                                                 Attachment 2

                                    EXHIBIT A

                               [manually attached]

                                                                  Attachment 3
                                    EXHIBIT C

                                   Allocations
                  1. Allocations of Gross Income, Net Income and Net Loss.

     (a) Except as otherwise provided herein, in each tax year in which there is sufficient Gross Income and Net Income to make all of the allocations described in subsections (i) through (iv) below, Gross Income, Net Income and Net Loss of the Partnership for such tax year shall be allocated among the Partners in the following order and priority:

     (i) First, Net Income shall be allocated to the relevant Partner, on account of the Preferred Units, in an amount equal to the excess of
          (A) the amount of Net Cash Flow distributed to such Partner pursuant to Sections 6.2(a)(i) and (ii) and Section 6.2(e) (but only to the extent of the Preferred Distribution Requirement and Preferred Distribution Shortfalls) for the current and all prior Partnership tax years over (B) the amount of Net Income previously allocated to such Partner pursuant to this Section (a)(i) or pursuant to Section (b)(i);

     (ii) Second, for any Partnership tax year ending on or after a date on which Preferred Units are redeemed, Net Income (or Net Losses) shall be allocated to the relevant Partner, on account of the Preferred Units, in an amount equal to the excess (or deficit) of the sum of the applicable Preferred Redemption Amounts for the Preferred Units that have been or are being redeemed during such Partnership tax year over the Preferred Unit Issue Price of such Preferred Units;

     (iii) Third, Gross Income shall be allocated to the relevant Partner, on account of SCUs or S-SCUs, or Common Units received on a conversion or redemption of SCUs or S-SCUs in an amount equal to the amount of cash distributed to such Partner in respect of such SCUs or S-SCUs, or Common Units pursuant to Sections 6.2(a)(iii), (iv) and (v) and Sections 6.2(b)(i), (ii) and (iii) (the "Target Amount"). The character of the items of Gross Income allocated to the relevant Partners pursuant to this subsection (iii) shall proportionately reflect the relative amounts of the Partnership's Gross Income having such character for such year, excluding from such Gross Income Net Capital Gain allocated pursuant to Section 1(c) below; provided, however, that such items shall not include items described in section
          (e) of the definition of Net Income or Net Loss, it being the intention of the parties that the tax items allocated under Section 3(a) corresponding to the items of Gross Income allocated pursuant to this Section 1(a)(iii) will equal the Target Amount. If the amount of such items differs from the Target Amount, the items of Gross Income allocated pursuant to this Section 1(a)(iii) shall be adjusted to cause the amount of such tax items to equal the Target Amount. For purposes of determining the amount of cash distributed to such Partners, Special Tax Distributions shall not be taken into account, and Extraordinary Return of Capital Distributions shall be taken into account only to the extent that the amount of such Extraordinary Return of Capital Distributions exceed the aggregate of the Excess
          Allocations made to such Partners. For this purpose, "Excess Allocations" mean the excess of the Tax Net Capital Gain allocated under Section 3(a) to holders of SCUs or S-SCUs and holders of Common

          Units received on a conversion or redemption of SCUs and S-SCUs in connection with allocations of Net Capital Gain under Section 1(c) over the Special Tax Distribution made to such Partners. A distribution shall be treated as an Extraordinary Return of Capital Distribution to the extent that such distribution is reasonably attributable to (x) Net Financing Proceeds or (y) proceeds allocable to a transaction generating Net Capital Gain allocated pursuant to
          Section 1(c); in either case limited to the excess of the Tax Net Capital Gain allocated under Section 3(a) to holders of SCUs or S-SCUs and holders of Common Units received on a conversion or redemption of SCUs or S-SCUs in connection with allocations of Net Capital Gain under Section 1(c) over the Special Tax Distributions made to such Partners;

     (iv) Fourth, Gross Income shall be allocated to the relevant Partner, on account of L-SCUs, K-SCUs or Common Units received on a conversion or redemption of L-SCUs or K-SCUs in an amount equal to the amount of cash distributed to such Partner in respect of such L-SCUs, K-SCUs or Common Units pursuant to Sections 6.2(c)(i), (ii) and (iii) and Sections 6.2(d)(i), (ii) and (iii) (the "Target Amount"). The character of the items of Gross Income allocated to the relevant Partners pursuant to this subsection (iv) shall proportionately reflect the relative amounts of the Partnership's Gross Income having such character for such year (such that if, for example, X% of the Partnership's Gross Income for such year consisted of net capital gain, then X% of the Gross Income allocated under this subsection (iv) would consist of net capital gain); provided, however, that such items shall not include items described in section (e) of the definition of Net Income or Net Loss, it being the intention of the parties that the tax items allocated under Section 3(a) corresponding to the items of Gross Income allocated pursuant to this Section 1(a)(iv) will equal the Target Amount. If the amount of such items differs from the Target Amount, the items of Gross Income allocated pursuant to this Section 1(a)(iv) shall be adjusted to cause the amount of such tax items to equal the Target Amount;

     (v) Fifth, Gross Income shall be allocated to the relevant Partner, on account of the Common Units issued in conjunction with the Panama City Mall contribution, in an amount equal to the amount of cash distributed to such Partner pursuant to Section 6.2 of the Partnership Agreement. The character of the items of Gross Income allocated to the relevant Partners pursuant to this subsection (v) shall proportionately reflect the relative amounts of the Partnership's Gross Income having such character for such year (such that if, for example, X% of the Partnership's Gross Income for such year consisted of net capital gain, then X% of the Gross Income allocated under this subsection (v) would consist of net capital gain); provided, however, that such items shall not include items described in section (e) of the definition of Net Income or Net Loss, it being the intention of the parties that the tax items allocated under Section 3(a) corresponding to the items of Gross Income allocated pursuant to this
          Section 1(a)(v) will equal the Target Amount. If the amount of such items differs from the Target Amount, the items of Gross Income allocated pursuant to this Section 1(a)(iv) shall be adjusted to cause the amount of such tax items to equal the Target Amount;

     (vi) Sixth, any remaining Net Income and Net Losses (taking into account in determining such Net Income or Net Losses the allocation of Gross

                                                         Attachment 3 Continued

          Income provided for in subsections (a)(iii), (a)(iv), and (a)(v) above) shall be allocated among the Partners, on account of their Common Units other than Common Units received on a conversion or redemption of SCUs, S-SCUs, L-SCUs or K-SCUs, in accordance with their proportionate ownership of Common Units other than Common Units received on a conversion or redemption of SCUs, S-SCUs, L-SCUs or K-SCUs (except as otherwise required by the Regulations).

     (b) Except as otherwise provided herein, in each tax year in which there is not sufficient Gross Income and Net Income to make all of the allocations described in subsections (a)(i) through (a)(v) above, Gross Income, Net Income and Net Loss of the Partnership for such tax year shall be allocated among the Partners in the following order and priority:

     (i) First, Net Income shall be allocated to the relevant Partner, on account of the Preferred Units, in an amount equal to the excess of
          (A) the amount of Net Cash Flow distributed to such Partner pursuant to Sections 6.2(a)(i) and (ii) and Section 6.2(e) (but only to the extent of the Preferred Distribution Requirement and Preferred Distribution Shortfalls) for the current and all prior Partnership tax years over (B) the amount of Net Income previously allocated to such Partner pursuant to this Section (b)(i) or pursuant to Section (a)(i);

     (ii) Second, for any Partnership tax year ending on or after a date on which Preferred Units are redeemed, Net Income (or Net Losses) shall be allocated to the relevant Partner, on account of the Preferred Units, in an amount equal to the excess (or deficit) of the sum of the applicable Preferred Redemption Amounts for the Preferred units that have been or are being redeemed during such Partnership tax year over the Preferred Unit Issue Price of such Preferred Units;

     (iii) Third, Gross Income, to the extent not previously taken into account in making the allocations required under subsections (a)(i) and
          (a)(ii), shall be allocated to the relevant Partner, on account of SCUs or S-SCUs, or Common Units received on a conversion or redemption of such SCUs or S-SCUs in an amount equal to the Target Amount. The character of the items of Gross Income allocated to the relevant Partners pursuant to this subsection (iii) shall proportionately reflect the relative amounts of the Partnership's Gross Income having such character for such year, excluding from such Gross Income Net Capital Gain allocated pursuant to Section 1(c) below; provided, however, that such items shall not include items described in Section
          (e) of the definition of Net Income or Net Loss, it being the intention of the parties that the tax items allocated under Section 3(a) corresponding to the items of Gross Income allocated pursuant to this Section 1(b)(iii) will equal the Target Amount. If the amount of such items differs from the Target Amount, the items of Gross Income allocated pursuant to this Section 1(b)(iii) shall be adjusted to cause the amount of such tax items to equal the Target Amount. For purposes of determining the amount of cash distributed to such Partners, Special Tax Distributions shall not be taken into account, and Extraordinary Return of Capital Distributions shall be taken into account only to the extent that the amount of such Extraordinary Return of Capital Distributions exceed the aggregate of the Excess
          Allocations made to such Partners. For this purpose, "Excess Allocations" mean the excess of the Tax Net Capital Gain allocated

                                                         Attachment 3 Continued

          under Section 3(a) to holders of SCUs or S-SCUs, and holders of Common Units received on a conversion or redemption of SCUs or S-SCUs in connection with allocations of Net Capital Gain under Section 1(c) over the Special Tax Distribution made to such Partners. A distribution shall be treated as an Extraordinary Return of Capital Distribution to the extent that such distribution is reasonably attributable to (x) Net Financing Proceeds or (y) proceeds allocable to a transaction generating Net Capital Gain allocated pursuant to
          Section  1(c);  in either  case  limited  to the excess of the Tax Net
          Capital Gain allocated under Section 3(a) to holders of SCUs or S-SCUs, and holders of Common Units received on a conversion or redemption of SCUs or S-SCUs in connection with allocations of Net Capital Gain under Section 1(c) over the Special Tax Distributions made to such Partners.

     (iv) Fourth, Gross Income, to the extent not previously taken into account in making the allocations required under subsections (a)(i), (a)(ii), or (a)(iii) shall be allocated to the relevant Partner, on account of L-SCUs, K-SCUs or Common Units received on a conversion or redemption of such L-SCUs or K-SCUs in an amount equal to the Target Amount. The character of the items of Gross Income allocated to the relevant Partners pursuant to this subsection (b)(iv) shall proportionately reflect the relative amounts of the Partnership's Gross Income having such character for such year (such that if, for example, X% of the Partnership's Gross Income for such year consisted of net capital gain, then X% of the Gross Income allocated under this subsection (iv) would consist of net capital gain); provided, however, that such items shall not include items described in Section (e) of the definition of Net Income or Net Loss, it being the intention of the parties that the tax items allocated under Section 3(a) corresponding to the items of Gross Income allocated pursuant to this Section 1(b)(iv) will equal the Target Amount. If the amount of such items differs from the Target Amount, the items of Gross Income allocated pursuant to this Section 1(b)(iv) shall be adjusted to cause the amount of such tax items to equal the Target Amount;

     (v) Fifth, Gross Income (to the extent not previously taken into account in making the allocations required under subsections (a)(i), (a)(ii),
          (a)(iii), or (a)(iv)) shall be allocated to the relevant Partner, on account of Common Units issued in conjunction with the Panama City Mall contribution as defined herein below. The character of the items of Gross Income allocated to the relevant Partners pursuant to this subsection (v) shall proportionately reflect the relative amounts of the Partnership's Gross Income having such character for such year (such that if, for example, X% of the Partnership's Gross Income for such year consisted of net capital gain, then X% of the Gross Income allocated under this subsection (v) would consist of net capital gain); provided, however, that such items shall not include items described in Section (e) of the definition of Net Income or Net Loss, it being the intention of the parties that the tax items allocated under Section 3(a) corresponding to the items of Gross Income allocated pursuant to this Section 1(b)(v) will equal the Target Amount. If the amount of such items differs from the Target Amount, the items of Gross Income allocated pursuant to this Section 1(b)(v) shall be adjusted to cause the amount of such tax items to equal the Target Amount;

     (vi) Sixth, any remaining Net Income and Net Losses (taking into account in determining such Net Income or Net Losses the allocation of Gross

                                                         Attachment 3 Continued

          Income provided for in subsections (b)(iii), (b)(iv), and (b)(v) above) shall be allocated among the Partners, on account of their Common Units other than Common Units received on a conversion or redemption of SCUs, S-SCUs, L-SCUs or K-SCUs, in accordance with their proportionate ownership of Common Units other than common units received on a conversion or redemption of SCUs, S-SCUs, L-SCUs or K-SCUs (except as otherwise required by the Regulations).

     (c) Notwithstanding  subsections  (a)(iii) and (a)(vi), and subsections (b)
(iii) and (b)(vi), above, holders of SCUs or S-SCUs and holders of Common Units received upon a conversion or redemption of SCUs or S-SCUs may be allocated their proportionate share of Net Capital Gain recognized by the Partnership in a taxable year (in accordance with their proportionate ownership of the aggregate number of SCUs, S-SCUs and Common Units, counting each SCU or S-SCU, as applicable, as the number of Common Units into which it is convertible in accordance with Exhibit E or Exhibit H as applicable), in addition to the amount specified in subsection (a) (iii) above and subsection (b) (iii) above, if each of the following requirements is satisfied:

     (i) the Partnership shall have distributed to each holder of SCUs and S-SCUs in cash pursuant to Section 6.2(a)(iv) or 6.2(b)(ii) for the last quarter of such taxable year an amount equal to the Basic Distribution Amount or the S-SCU Basic Distribution Amount, as applicable (determined without taking into account any Special Tax Distribution);

     (ii) during such taxable year, the Partnership has recognized Net Capital Gain in connection with a sale of, condemnation of, or disposition of one or more Properties;

     (iii) the Partnership has made or will make prior to January 30, of the following tax year a cash distribution (a "Special Tax Distribution") to the Partners, and the portion of such Special Tax Distribution made
          (x) to the holders of SCUs and holders of Common Units received upon a conversion or redemption of SCUs equals or exceeds the product of the maximum combined federal, Ohio and Cleveland rates imposed on net capital gains of the applicable holding period (taking into account recapture, if applicable, and the deductibility of state and local taxes) multiplied by the amount of Tax Net Capital Gain allocated under Section 3(a) to holders of SCUs and holders of Common Units received upon a conversion or redemption of SCUs in connection with the allocation under this Section 1(c) of Net Capital Gain to such holders; and (y) to the holders of S-SCUs and holders of Common Units received upon a conversion or redemption of S-SCUs equals or exceeds the product of the maximum combined federal, Ohio and Cleveland rates imposed on net capital gains of the applicable holding period (taking into account recapture, if applicable, and the deductibility of state and local taxes) multiplied by the amount of Tax Net Capital Gain allocated under Section 3(a) to holders of S-SCUs and holders of Common Units received upon a conversion or redemption of S-SCUs in connection with the allocation under this Section 1(c) of Net Capital Gain to such holders. For these purposes, Tax Net Capital Gain means net capital gain, as determined for federal income tax purposes, which is governed by Section 3(a) and not Section 3(c) hereof. For the avoidance of doubt, no portion of any Special Tax Distribution will be

                                                         Attachment 3 Continued

          taken into  account  when  determining  whether  the  Partnership  has
          satisfied  the  distribution   requirement  of  Sections  6.2(a)(iii),
          6.2(a)(iv), 6.2(b)(i) and 6.2(b)(ii);

(iv)     (A) [intentionally left blank]

                           (B) with respect to Special Tax Distributions to be made within two years of the Closing Date provided for in the Contribution and Exchange Agreement for Monroeville Mall, the Special Tax Distribution will not cause the aggregate distributions to a holder of S-SCUs or a holder of Common Units received on a conversion or redemption of S-SCUs, other than distributions to such holder in respect of the S-SCU Basic Distribution Amount, to exceed the product of (x) the lesser of such holder's percentage interest in Partnership profits for the year in which the Special Tax Distribution is made or such holder's percentage interest in Partnership profits for the life of the Partnership (as determined for purposes of Regulations Section 1.707-4(b)) and (y) the Partnership's net cash flow from operations for the year in which the Special Tax Distribution is made (as determined for purposes of Regulations Section 1.707-4(b)).


(d)      Notwithstanding subsections (a)(iv) and (a)(vi), and subsections
         (b)(iv) and (b)(vi) above, holders of L-SCUs shall be allocated Gross Income in excess of the amount in subsections (a)(iv) and (b)(iv) above if and only if (i) all other Common Unit holders have received an income and/or gain allocation equivalent to their cash distributions, and (ii) such allocation of income and/or gain to holders of the L-SCUs is in an amount equivalent to their pro rata portion, treating each SCU, S-SCU, L-SCU and K-SCU as the number of Common Units into which such SCU, S-SCU, L-SCU and K-SCU are convertible pursuant to Exhibit E, Exhibit H, Exhibit J or Exhibit K, as applicable, of the aggregate of the income and/or gain remaining after the other Common Unit holders have been allocated income and/or gain in an amount equivalent to the cash distributions that they received for such fiscal year.

(e)      Notwithstanding subsections (a)(iv) and (a)(vi), and subsections
         (b)(iv) and (b)(vi) above, holders of K-SCUs and holders of Common Units received upon a conversion or redemption of K-SCUs shall be allocated Gross Income in excess of the amount in subsections (a)(iv) and (b)(iv) above if and only if (i) all other Common Unit holders have received an income and/or gain allocation equivalent to their cash distributions, and (ii) such allocation of income and/or gain to holders of the K-SCUs is in an amount equivalent to their pro rata portion, treating each SCU, S-SCU, L-SCU and K-SCU as the number of Common Units into which such SCU, S-SCU, L-SCU and K-SCU is convertible pursuant to Exhibit E, Exhibit H, Exhibit J or Exhibit K, as applicable, of the aggregate of the income and/or gain remaining after the other Common Unit holders have been allocated income and/or gain in an amount equivalent to the cash distributions that they received for such fiscal year.

(f) Notwithstanding subsections (a)(v) and (a)(vi), and subsections (b)(v) and (b)(vi), above, holders of Common Units issued in conjunction with the Panama City Mall contribution as defined hereinbelow, shall be allocated Gross Income in excess of the amount in subsections (a)(v) and (b)(v) above if and only if (i) all other Common Unit holders have received an income and/or gain allocation equivalent to their cash distributions, and (ii) such allocation of income and/or gain to holders of the L-SCUs is in an amount equivalent to their pro rata

                                                         Attachment 3 Continued

         portion, treating each SCU, S-SCU, L-SCU and K-SCU as the number of Common Units into which such SCU, S-SCU, L-SCU and K-SCU are convertible pursuant to Exhibit E, Exhibit H, Exhibit J or Exhibit K, as applicable, of the aggregate of the income and/or gain remaining after the other Common Unit holders have been allocated income and/or gain in an amount equivalent to the cash distributions that they received for such fiscal year.

     (g) Notwithstanding subsections (a), (b), (c), (d), (e) and (f), Net Income and Net Losses from a Liquidation Transaction shall be allocated as follows:

          (i) First, Net Income (or Net Losses) from the Liquidation Transaction shall be allocated to the relevant Partner, in connection with the Preferred Units, in an amount equal to the excess (or deficit) of the sum of the applicable Preferred Redemption Amounts of the Preferred Units which have been or will be redeemed with the proceeds of the Liquidation Transaction over the Preferred Unit Issue Price of such Preferred Units;

          (ii) Second, Net Income (or Net Losses) from the Liquidation Transaction shall be allocated among the Partners owning SCUs, S-SCUs, L-SCUs, K-SCUs or Common Units so that the Capital
               Accounts of the Partners (excluding from the Capital Account of any Partner the amount attributable to such Partner's Preferred Units) are proportional to the number of Common Units held by each Partner. For purposes of this subsection (ii), each SCU, S-SCU, L-SCU or K-SCUs shall be treated as the number of Common Units into which the SCU, S-SCUs, L-SCUs or K-SCUs are convertible pursuant to the terms of Exhibit E, Exhibit H, Exhibit J or Exhibit K, as applicable, to the Agreement.

          (iii) Third, any remaining Net Income or Net Losses from the Liquidation Transaction shall be allocated among the Partners owning SCUs, S-SCUs, L-SCUs, K-SCUs or Common Units in accordance with their proportionate ownership of Common Units. For purposes of this subsection (iii), each SCU, S-SCU, L-SCU or K-SCU shall be treated as the number of Common Units into which the SCU, S-SCU, L-SCU or K-SCU is convertible pursuant to the terms of Exhibit E, Exhibit H, Exhibit J or Exhibit K, as applicable, to the Agreement.

                  2.       Special Allocations.
         Notwithstanding any provisions of Section 1 of this Exhibit C, the following special allocations shall be made in the following order:

     (a) Minimum Gain Chargeback (Nonrecourse Liabilities). If there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year (except as a result of conversion or refinancing of Partnership indebtedness, certain capital contributions or revaluation of the Partnership property as further outlined in Regulation Sections 1.704-2(d)(4), (f)(2) or (f)(3)), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in Partnership Minimum Gain. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(f). This subsection (a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted

                                                         Attachment 3 Continued

consistently therewith. Allocations pursuant to this subsection (a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto.


     (b) Minimum Gain Attributable to Partner Nonrecourse Debt. If there is a net decrease in minimum Gain Attributable to Partner Nonrecourse Debt during any fiscal year (other than due to the conversion, refinancing or other change in the debt instrument causing it to become partially or wholly nonrecourse, certain capital contributions, or certain revaluations of Partnership property as further outlined in Regulation Section 1.704-2(i)(4)), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt. The items to be so allocated shall be determined in accordance with Regulation Sections 1.704-2(i)(4) and (j)(2). This subsection (b) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said sections of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subsection (b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto.


     (c) Qualified Income Offset. In the event a Limited Partner unexpectedly receives any adjustments, allocations or distributions described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5), or (6), and such Limited Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible. This subsection (c) is intended to constitute a "qualified income offset" under Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.


     (d) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their proportionate ownership of Common Units other than Common Units issued on a redemption or conversion of SCUs, S-SCUs L-SCUs or K-SCUs.


     (e) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any fiscal year or other applicable period shall be specially allocated to the Partner that bears the economic risk of loss for the debt (i.e., the Partner Nonrecourse Debt) in respect of which such Partner Nonrecourse Deductions are attributable (as determined under Regulation Sections 1.704-2(b)(4) and (i)(1)).


     (f) Curative Allocations. The Regulatory Allocations (as defined below) shall be taken into account in allocating other items of income (including Gross Income), gain, loss, and deduction among the Partners so that, to the extent possible, the cumulative net amount of allocations of Partnership Items under Sections 1 and 2 of this Exhibit C shall be equal to the net amount that would have been allocated to each Partner if the Regulatory Allocations had not occurred. To the extent that there is an allocation under Section 2(a) or (b)

                                                         Attachment 3 Continued

hereof of Partnership income or gain to a holder of SCUs, S-SCUs, L-SCUs, K-SCUs or Common Units issued on a redemption or conversion of SCUs, S-SCUs, L-SCUs or K-SCUs, there will be a correspondingly smaller allocation of Gross Income to such holder under Sections 1(a)(iii), 1(a)(iv),l(b)(iii), or 1(b)(iv) hereof. This subsection (f) is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith. For purposes hereof, "Regulatory Allocations" shall mean the allocations provided under this Section 2.

3. Tax Allocations.

     (a) Generally. Subject to subsections (b) and (c) hereof, items of income, gain, loss, deduction and credit to be allocated for income tax purposes (collectively, "Tax Items") shall be allocated among the Partners on the same basis as their respective book items.

     (b) Sections 1245/1250 Recapture. If any portion of gain from the sale of property is treated as gain which is ordinary income by virtue of the application of Code Section 1245 or 1250 ("Affected Gain"), then (A) such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated and (B) other Tax Items of gain of the same character that would have been recognized, but for the application of Code Section 1245 and/or 1250, shall be allocated away from those Partners who are allocated Affected Gain pursuant to subsection (A) so that, to the extent possible, the other Partners are allocated the same amount, and type, of capital gain that would have been allocated to them had Code Section 1245 and/or 1250 not applied. For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Income and Net Loss for such respective period.

     (c) Allocations Respecting Section 704(c) and Revaluations: Curative Allocations Resulting from the Ceiling Rule. Notwithstanding subsection (b) hereof, Tax Items with respect to Partnership property that is subject to Code
Section 704(c) and/or Regulation Section 1.704-1(b)(2)(iv)(f) (collectively, "Section 704(c) Tax Items") shall be allocated in accordance with said Code section and/or Regulation Section 1.704-1(b)(4)(i), as the case may be. The allocation of Tax Items shall be subject to the ceiling rule stated in
Regulation Section 1.704-1(c) and Regulation Section 1.704-3, except that with respect to the properties contributed to the Partnership (the "Jacobs Properties") pursuant to the Master Contribution Agreement dated September 25, 2000 among Jacobs Realty Investors Limited Partnership, CBL & Associates Properties, Inc., CBL & Associates Limited Partnership and others (as amended, the "Master Contribution Agreement"), the property ( "Monroeville Mall") contributed to the Partnership pursuant to the Contribution and Exchange Agreement for Monroeville Mall, the property ("Laurel Park Place") contributed to the Partnership pursuant to the Contribution and Exchange Agreement for Laurel Park Place and the property ("Panama City Mall") contributed to the Partnership pursuant to the Contribution and Exchange for Panama City Mall, and Oak Park Mall and Eastland Mall (collectively: the "CWB Properties") contributed to the Partnership pursuant to Contribution Agreements and Joint Escrow Instructions dated as of October 19, 2005, curative allocations of gain

                                                         Attachment 3 Continued

recognized on a disposition of a direct or indirect interest in a Jacobs Property, the Monroeville Mall, Laurel Park Place, Panama City Mall or a CWB Property may be made to the extent permitted in Regulation Section 1.704-3(c) respectively. The Partnership shall allocate items of income, gain, loss and deduction allocated to it by a Property Partnership to the Partner or Partners contributing the interest or interests in such Property Partnership, so that, to the greatest extent possible, such contributing Partner or Partners are allocated the same amount and character of items of income, gain, loss and deduction with respect to such Property Partnership that they would have been allocated had they contributed undivided interests in the assets owned by such Property Partnership to the Partnership in lieu of contributing the interest or interests in the Property Partnership to the Partnership. Notwithstanding the above, with respect to property contributed to the Partnership after the date hereof, such Section 704(c) Tax Items may be allocated under such method selected by the General Partner that is consistent with the Section 704(c) Regulations.


     4. Certain Allocations of Depreciation and Loss. Notwithstanding anything in this Exhibit C to the contrary, depreciation, amortization, gain and loss attributable to an adjustment under Section 743 or Section 734 of the Code of the federal income tax basis of Partnership assets (including adjustments made prior to or after the contribution of the relevant assets or indirect interests therein to the Partnership) shall be allocated to the direct or indirect partner, or such partner's successor or assign, whose death or acquisition of a direct or indirect interest gave rise to the adjustments, except to the extent such allocations would not be valid as a result of a change in tax law occurring after the date of the Master Contribution Agreement.


     5. Clarification Regarding L-SCUs' Conversion to Common Units. Throughout this Exhibit C, reference is made to "L-SCUs or Common Units received on a conversion or redemption of such L-SCUs" or words to similar effect. The terms and rights of the L-SCUs are set forth on Exhibit J of the Partnership Agreement and such rights do not include the right on the part of the holder of L-SCUs to convert such L-SCUs to Common Units in all circumstances. However, circumstances may arise where holders of L-SCUs receive Common Units in exchange for or in redemption of L-SCUs, i.e., on a Recapitalization Transaction as defined in Exhibit J. The references to L-SCUs being converted to Common Units or Common Units being received in redemption of L-SCUs as set forth above shall not be construed as amending, reducing, expanding or otherwise changing the terms and rights of the L-SCUs as set forth on Exhibit J.